UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TrustCo Bank Corp NY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following Material was made available to shareholders on April 17, 2015.

Subsidiary: Trustco Bank

April 17, 2015

Dear Shareholder:

We recently mailed you proxy material in connection with our upcoming Annual Meeting of Shareholders to be held on May 21, 2015. According to our records, we have not received your proxy.

It is very important that your shares be voted, regardless of the number of shares you own.

Please take a moment to VOTE your shares by returning your proxy in the envelope provided. You can also vote by telephone or the internet by following the enclosed instructions.

Our Board of Directors unanimously recommends a “FOR” vote on all proposals.

Please disregard this letter if you already voted your shares. Thank you for your cooperation and support.

Sincerely,
Robert M. Leonard
Secretary

5 Sarnowski Drive ● Glenville, N.Y. 12302

TRUSTCO Bank Corp NY

IMPORTANT ANNUAL MEETING INFORMATION

Admission Ticket

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Standard Time, on May 20, 2015.

Vote by Internet

- Go to **www.investorvote.com/TRST**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. full title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.Change of Address — Please print your new address below. Comments — Please print your comments below.B Non-Voting ItemsA Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 – 4.For Against Abstain2. Approval of the Amended and Restated TrustCo Bank CorpNY 2010 Equity Incentive Plan.For Against Abstain4. Ratification of the appointment of Crowe Horwath LLP asIndependent Auditors for 2015.Meeting AttendanceMark the box to the rightif you plan to attend theAnnual Meeting.01 - Thomas O. Maggs02 - Robert J. McCormick03 - William J. Purdy1. Election of Directors: For WithholdIMPORTANT ANNUAL MEETING INFORMATION5. Such other business that properly may be brought before themeeting or any adjournments thereof.Comments:3. Approval of a Nonbinding Advisory Resolution on theCompensation of TrustCo’s Named Executive Officers.Admission Ticket

2015 Annual Meeting Admission Ticket2015 Annual Meeting ofTrustCo Bank Corp NY ShareholdersThursday, May 21, 2015 4:00PM Local TimeMallozzi’s Restaurant1930 Curry Road, Rotterdam, NY 12303Upon arrival, please present this admission ticketand photo identification at the registration desk. YOUR VOTE IS IMPORTANT!IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS.PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR THE INTERNET OR COMPLETE,DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

TRUSTCO
Bank Corp NY

Proxy — TrustCo Bank Corp. NY

Notice of 2015 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — Thursday, May 21, 2015

This proxy is solicited on behalf of the Board of Directors of TrustCo Bank Corp NY for the Annual Meeting of Shareholders to be held on May 21, 2015.

The person whose name and signature appears hereon hereby appoints Paul Heiner and William F. Terry, and each of them, the proxy or proxies of such person, with full power of substitution, to vote as indicated herein all shares of common stock of TrustCo Bank Corp NY which such person is entitled to vote at the Annual Meeting, to be held at Mallozzi's Restaurant, 1930 Curry Road, Rotterdam, NY 12303, at 4:00 p.m. (local time) on Thursday, May 21, 2015 and at any adjournment(s) or postponements thereof.

The proxies are directed to vote as specified on the reverse side and in their discreation on all other matters coming before the Annual Meeting. If no direction is made, the proxies will vote "FOR" all nominees listed for election of directors and "FOR" Proposals 2, 3 and 4.

The undersigned acknowledges receipt from TrustCo Bank Corp NY prior to the execution of this proxy of a Notice of the Annual Meeting, the Proxy Statement, and Annual Report.